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                                                                    EXHIBIT 10.6


                      FIRST AMENDMENT TO IMPERIAL WARRANT

        This First Amendment to Warrant is entered into as of May 31, 2001, between Comerica Incorporated ("Holder"), assignee of Imperial Bank ("Bank") and microHelix, Inc., f/k/a mHL Development Company ("Company").

                                    RECITALS

               A. Company executed that certain warrant dated January 5, 2001 for 133,333 common shares with an initial exercise price of $0.30 in favor of Bank or its permitted assignee (the "Warrant").

               B. Holder and the Company now desire to amend certain provisions of the Warrant to reflect the agreed upon pricing.

                                    AGREEMENT

               A.     Amendments

                      1.     The Number of Shares shall be 40,000.
                      2.     The Initial Exercise Price shall be $1.00.

               B.     Miscellaneous

                      1. Except as provided above, the Warrant remains unchanged.

                      2. This Amendment is effective as of May 31, 2001, and the parties hereby confirm that the Warrant as amended is in full force and effect as of said date.


MICROHELIX, INC.
f/k/a mHL DEVELOPMENT COMPANY           By:     /s/
                                                -------------------------
                                        Title:  Vice President

By:     /s/ RICHARD G. SASS
        ------------------------
Title:  CEO



COMERICA INCORPORATED